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                                  Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rentech, Inc. (the Company) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dennis L. Yakobson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

     (2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

/s/  Dennis L. Yakobson
----------------------------------
Dennis L. Yakobson
President and Chief Executive Officer

Dated May 14, 2003

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rentech, Inc. (the Company) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James P. Samuels, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  James P. Samuels
-------------------------------------
James P. Samuels
Vice President - Finance and Chief Financial Officer

Dated May 14, 2003